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                             EXCELSIOR FUNDS, INC.

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                SUPPLEMENT TO PROSPECTUSES DATED AUGUST 1, 1996
     (October 1, 1996 in the case of the California Tax-Exempt Income Fund)

  Effective March 1, 1997, the sales load described in "How to Purchase and Redeem Shares--Public Offering Price" will be eliminated and Shares of the Funds will be offered for sale at their net asset value.

  The date of this Supplement is February 19, 1997.